American
   Express
Annuities



AEL Preferred
Variable Annuity

2001 Annual Report

Issued by: American Enterprise Life Insurance Company

American Enterprise Variable Annuity Account - AEL Preferred Variable Annuity
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Annual Financial Information



REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the individual statements of assets and liabilities of the segregated asset subaccounts of American Enterprise Variable Annuity Account - AEL Preferred Variable Annuity (comprised of subaccounts ESI, ECR, EMS, EMG, EAG, EDI, EGG, EGI, ENO and EVO) as of December 31, 2001, and the related statements of operations and the statements of changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the segregated asset subaccounts of American Enterprise Variable Annuity Account - AEL Preferred Variable Annuity at December 31, 2001 and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



ERNST & YOUNG LLP



Minneapolis, Minnesota
March 22, 2002

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1   AEL PREFERRED VARIABLE ANNUITY -- 2001 ANNUAL REPORT

American Enterprise Variable Annuity Account - AEL Preferred Variable Annuity
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Statements of Assets and Liabilities

                                                                                Segregated Asset Subaccounts
December 31, 2001                                                     ESI        ECR         EMS          EMG            EAG
Assets
Investments in shares of mutual funds and portfolios:
   at cost                                                      $13,766,541  $12,388,201 $10,636,787   $13,404,266    $10,774,473
                                                                -----------  ----------- -----------   -----------    -----------
   at market value                                              $13,100,494  $ 9,216,163 $10,636,500   $11,280,845    $ 6,388,326
Dividends receivable                                                 61,562           --      17,272            --             --
Accounts receivable from American Enterprise Life
   for contract purchase payments                                        --           --          --            --          2,357
Receivable from mutual funds and portfolios
   for share redemptions                                                 --           --          --            --             --
                                                                -----------  ----------- -----------   -----------    -----------
Total assets                                                     13,162,056    9,216,163  10,653,772    11,280,845      6,390,683
                                                                 ==========    =========  ==========    ==========      =========
Liabilities
Payable to American Enterprise Life for:
   Mortality and expense risk fee                                    14,023        9,816      12,144        11,995          6,779
   Issue and administrative fee                                       1,683        1,178       1,457         1,439            814
   Contract terminations                                             24,012          888      14,931           268             --
Payable to mutual funds and portfolios
   for investments purchased                                             --           --          --            --             --
                                                                -----------  ----------- -----------   -----------    -----------
Total liabilities                                                    39,718       11,882      28,532        13,702          7,593
                                                                -----------  ----------- -----------   -----------    -----------
Net assets applicable to contracts in accumulation period        13,108,485    9,198,516  10,625,231    11,254,761      6,378,405
Net assets applicable to contracts in payment period                 13,853        5,765           9        12,382          4,685
                                                                -----------  ----------- -----------   -----------    -----------
Total net assets                                                $13,122,338  $ 9,204,281 $10,625,240   $11,267,143    $ 6,383,090
                                                                ===========  =========== ===========   ===========    ===========
Accumulation units outstanding                                    8,923,249    6,018,616   8,408,678     6,403,672      4,342,844
                                                                  =========    =========   =========     =========      =========
Net asset value per accumulation unit                           $      1.47  $      1.53 $      1.26   $      1.76    $      1.47
                                                                ===========  =========== ===========   ===========    ===========



Statements of Assets and Liabilities

                                                                                  Segregated Asset Subaccounts
December 31, 2001                                                  EDI         EGG          EGI           ENO             EVO
Assets
Investments in shares of mutual funds and portfolios:
   at cost                                                      $8,192,093   $3,907,360  $16,769,961   $11,697,598    $2,401,039
                                                                ----------   ----------  -----------   -----------    ----------
   at market value                                              $6,994,875   $2,186,023  $15,602,682   $ 9,152,342    $1,554,209
Dividends receivable                                                    --           --           --            --            --
Accounts receivable from American Enterprise Life
   for contract purchase payments                                       --        1,574           --            --           300
Receivable from mutual funds and portfolios
   for share redemptions                                            32,385        2,582       30,642        11,234         1,880
                                                                ----------   ----------  -----------   -----------    ----------
Total assets                                                     7,027,260    2,190,179   15,633,324     9,163,576     1,556,389
                                                                 =========    =========   ==========     =========     =========
Liabilities
Payable to American Enterprise Life for:
   Mortality and expense risk fee                                    7,510        2,305       16,580         9,638         1,679
   Issue and administrative fee                                        901          277        1,990         1,156           201
   Contract terminations                                            23,974           --       12,072           440            --
Payable to mutual funds and portfolios
   for investments purchased                                            --        1,574           --            --           300
                                                                ----------   ----------  -----------   -----------    ----------
Total liabilities                                                   32,385        4,156       30,642        11,234         2,180
                                                                ----------   ----------  -----------   -----------    ----------
Net assets applicable to contracts in accumulation period        6,985,315    2,185,806   15,599,426     9,152,342     1,553,121
Net assets applicable to contracts in payment period                 9,560          217        3,256            --         1,088
                                                                ----------   ----------  -----------   -----------    ----------
Total net assets                                                $6,994,875   $2,186,023  $15,602,682   $ 9,152,342    $1,554,209
                                                                ==========   ==========  ===========   ===========    ==========
Accumulation units outstanding                                   5,432,669    2,187,974    7,387,169     4,835,446     1,116,259
                                                                 =========    =========    =========     =========     =========
Net asset value per accumulation unit                           $     1.29   $     1.00  $      2.11   $      1.89    $     1.39
                                                                ==========   ==========  ===========   ===========    ==========

See accompanying notes to financial statements.


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2   AEL PREFERRED VARIABLE ANNUITY -- 2001 ANNUAL REPORT

American Enterprise Variable Annuity Account - AEL Preferred Variable Annuity
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Statements of Operations

                                                                                     Segregated Asset Subaccounts
Year ended December 31, 2001                                          ESI          ECR         EMS            EMG           EAG
Investment income
Dividend income from mutual funds and portfolios                 $  873,779   $    29,860   $   378,788   $   303,701   $    14,241
Variable account expenses                                           191,594       141,193       158,115       170,766        95,187
                                                                    -------       -------       -------       -------        ------
Investment income (loss) -- net                                     682,185      (111,333)      220,673       132,935       (80,946)
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments
   in mutual funds and portfolios:
   Proceeds from sales                                            2,569,776     1,232,804    41,072,518     1,458,764       459,812
   Cost of investments sold                                       2,699,735     1,628,319    41,073,614     1,710,163       783,305
                                                                  ---------     ---------    ----------     ---------       -------
Net realized gain (loss) on sales of investments                   (129,959)     (395,515)       (1,096)     (251,399)     (323,493)
Distributions from capital gains                                         --            --            --            --            --
Net change in unrealized appreciation
   or depreciation of investments                                   249,511    (1,830,120)          605    (1,510,673)   (2,618,644)
                                                                    -------    ----------           ---    ----------    ----------
Net gain (loss) on investments                                      119,552    (2,225,635)         (491)   (1,762,072)   (2,942,137)
                                                                    -------    ----------          ----    ----------    ----------
Net increase (decrease) in net assets resulting
   from operations                                               $  801,737   $(2,336,968)  $   220,182   $(1,629,137)  $(3,023,083)
                                                                 ==========   ===========   ===========   ===========   ===========



Statements of Operations

                                                                                         Segregated Asset Subaccounts
Year ended December 31, 2001                                            EDI        EGG           EGI          ENO           EVO
Investment income
Dividend income from mutual funds and portfolios                 $  597,891   $        --   $   309,586   $        --   $   2,052
Variable account expenses                                           110,731        31,855       249,388       146,509      24,860
                                                                    -------        ------       -------       -------      ------
Investment income (loss) -- net                                     487,160       (31,855)       60,198      (146,509)    (22,808)
                                                                    =======       =======        ======      ========     =======
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments
   in mutual funds and portfolios:
   Proceeds from sales                                            1,576,772       213,053     3,420,030     1,296,040     286,691
   Cost of investments sold                                       1,849,362       383,291     3,614,435     1,468,429     434,071
                                                                  ---------       -------     ---------     ---------     -------
Net realized gain (loss) on sales of investments                  (272,590)      (170,238)     (194,405)     (172,389)   (147,380)
Distributions from capital gains                                         --       576,895       216,112     2,045,590     418,860
Net change in unrealized appreciation
   or depreciation of investments                                   (27,487)   (1,252,074)   (1,527,339)   (6,040,878)   (746,763)
                                                                    -------    ----------    ----------    ----------    --------
Net gain (loss) on investments                                     (300,077)     (845,417)   (1,505,632)   (4,167,677)   (475,283)
                                                                   --------      --------    ----------    ----------    --------
Net increase (decrease) in net assets resulting
   from operations                                               $  187,083   $  (877,272)  $(1,445,434)  $(4,314,186)  $(498,091)
                                                                 ==========   ===========   ===========   ===========   =========


See accompanying notes to financial statements.


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3   AEL PREFERRED VARIABLE ANNUITY -- 2001 ANNUAL REPORT

American Enterprise Variable Annuity Account - AEL Preferred Variable Annuity
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Statements of Changes in Net Assets

                                                                               Segregated Asset Subaccounts
Year ended December 31, 2001                                          ESI          ECR         EMS            EMG           EAG
Operations
Investment income (loss) -- net                                 $   682,185   $  (111,333)  $   220,673   $   132,935   $   (80,946)
Net realized gain (loss) on sales of investments                   (129,959)     (395,515)       (1,096)     (251,399)     (323,493)
Distributions from capital gains                                         --            --            --            --            --
Net change in unrealized appreciation
   or depreciation of investments                                   249,511    (1,830,120)          605    (1,510,673)   (2,618,644)
                                                                    -------    ----------           ---    ----------    ----------
Net increase (decrease) in net assets
   resulting from operations                                        801,737    (2,336,968)      220,182    (1,629,137)   (3,023,083)
                                                                    -------    ----------       -------    ----------    ----------
Contract transactions
Contract purchase payments                                          392,694       171,541     2,036,753       245,783       176,225
Net transfers(1)                                                    135,621       555,934     5,157,424       226,139     1,297,032
Annuity payments                                                     (1,075)         (554)           --          (958)         (430)
Contract terminations:
   Surrender benefits and contract charges                       (1,253,230)   (1,129,608)   (2,250,927)   (1,014,692)     (576,693)
   Death benefits                                                  (110,742)      (97,722)           --       (90,152)      (57,383)
                                                                    -------    ----------       -------    ----------    ----------
Increase (decrease) from contract transactions                     (836,732)     (500,409)    4,943,250      (633,880)      838,751
                                                                   --------      --------     ---------      --------       -------
Net assets at beginning of year                                  13,157,333    12,041,658     5,461,808    13,530,160     8,567,422
                                                                 ----------    ----------     ---------    ----------     ---------
Net assets at end of year                                       $13,122,338   $ 9,204,281   $10,625,240   $11,267,143   $ 6,383,090
                                                                ===========   ===========   ===========   ===========   ===========
Accumulation unit activity
Units outstanding at beginning of year                            9,498,099     6,357,512     4,421,199     6,779,113     3,856,140
Contract purchase payments                                          276,188        99,265     1,634,378       129,127        97,292
Net transfers(1)                                                     98,081       332,557     4,127,361       104,521       786,762
Contract terminations:
   Surrender benefits and contract charges                         (872,057)     (709,387)   (1,774,260)     (559,161)     (361,628)
   Death benefits                                                   (77,062)      (61,331)           --       (49,928)      (35,722)
                                                                    -------       -------                     -------       -------
Units outstanding at end of year                                  8,923,249     6,018,616     8,408,678     6,403,672     4,342,844
                                                                  =========     =========     =========     =========     =========




Statements of Changes in Net Assets

                                                                                     Segregated Asset Subaccounts
Year ended December 31, 2001                                         EDI          EGG           EGI         ENO             EVO
Operations
Investment income (loss) -- net                                 $   487,160   $   (31,855)  $    60,198   $  (146,509)  $  (22,808)
Net realized gain (loss) on sales of investments                   (272,590)     (170,238)     (194,405)     (172,389)    (147,380)
Distributions from capital gains                                         --       576,895       216,112     2,045,590      418,860
Net change in unrealized appreciation
   or depreciation of investments                                   (27,487)   (1,252,074)   (1,527,339)   (6,040,878)    (746,763)
                                                                    -------    ----------    ----------    ----------     --------
Net increase (decrease) in net assets
   resulting from operations                                        187,083     (877,272)    (1,445,434)   (4,314,186)    (498,091)
                                                                    =======     ========     ==========    ==========     ========
Contract transactions
Contract purchase payments                                           82,349        69,358       146,498       104,279       83,484
Net transfers(1)                                                   (548,320)      442,953    (1,043,057)      545,730      134,281
Annuity payments                                                       (867)           --          (778)          (54)         (93)
Contract terminations:
   Surrender benefits and contract charges                         (854,853)     (113,128)   (1,920,776)   (1,137,512)    (173,346)
   Death benefits                                                   (63,343)       (5,402)     (199,180)     (106,386)      (3,122)
                                                                    -------        ------      --------      --------       ------
Increase (decrease) from contract transactions                   (1,385,034)      393,781    (3,017,293)     (593,943)      41,204
                                                                 ----------       -------    ----------      --------       ------
Net assets at beginning of year                                   8,192,826     2,669,514    20,065,409    14,060,471    2,011,096
                                                                  ---------     ---------    ----------    ----------    ---------
Net assets at end of year                                       $ 6,994,875   $ 2,186,023   $15,602,682   $ 9,152,342   $1,554,209
                                                                ===========   ===========   ===========   ===========   ==========
Accumulation unit activity
Units outstanding at beginning of year                            6,501,889     1,851,865     8,781,806     5,122,939    1,105,142
Contract purchase payments                                           65,661        58,199        65,185        44,610       50,531
Net transfers(1)                                                   (418,547)      389,570      (480,073)      254,516       83,367
Contract terminations:
   Surrender benefits and contract charges                         (667,164)     (107,940)     (889,853)     (535,937)    (121,068)
   Death benefits                                                   (49,170)       (3,720)      (89,896)      (50,682)      (1,713)
                                                                    -------        ------       -------       -------       ------
Units outstanding at end of year                                  5,432,669     2,187,974     7,387,169     4,835,446    1,116,259
                                                                  =========     =========     =========     =========    =========

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

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4   AEL PREFERRED VARIABLE ANNUITY -- 2001 ANNUAL REPORT

American Enterprise Variable Annuity Account - AEL Preferred Variable Annuity
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Statements of Changes in Net Assets

                                                                                     Segregated Asset Subaccounts
Year ended December 31, 2000                                          ESI          ECR          EMS           EMG            EAG
Operations
Investment income (loss) -- net                                 $   658,719   $ 1,174,200   $  135,974    $   979,539   $ 2,744,490
Net realized gain (loss) on investments                             (65,809)      107,921      (16,587)        80,782       459,573
Net change in unrealized appreciation
   or depreciation of investments                                   (92,908)   (3,989,879)        (891)    (1,592,346)   (5,329,836)
                                                                    -------    ----------         ----     ----------    ----------
Net increase (decrease) in net assets resulting from operations     500,002    (2,707,758)     118,496       (532,025)   (2,125,773)
                                                                    -------    ----------      -------       --------    ----------
Contract transactions
Contract purchase payments                                        1,127,304       898,821    5,658,273      1,208,930     1,334,896
Net transfers(1)                                                  1,618,613     1,432,606     (995,418)     1,462,595      (606,438)
Annuity payments                                                       (212)         (473)          --           (338)         (551)
Contract terminations:
   Surrender benefits and contract charges                         (791,854)   (1,106,354)    (378,581)      (874,865)     (974,921)
   Death benefits                                                  (116,821)     (119,354)     (54,981)      (124,332)      (80,967)
                                                                   --------      --------      -------       --------       -------
Increase (decrease) from contract transactions                    1,837,030     1,105,246    4,229,293      1,671,990      (327,981)
                                                                  ---------     ---------    ---------      ---------      --------
Net assets at beginning of year                                  10,820,301    13,644,170    1,114,019     12,390,195    11,021,176
                                                                 ----------    ----------    ---------     ----------    ----------
Net assets at end of year                                       $13,157,333   $12,041,658   $5,461,808    $13,530,160   $ 8,567,422
                                                                ===========   ===========   ==========    ===========   ===========
Accumulation unit activity
Units outstanding at beginning of year                            8,126,599     5,864,252      941,161      5,985,403     3,961,232
Contract purchase payments                                          861,621       409,188    4,705,351        586,982       473,826
Net transfers(1)                                                  1,214,069       652,357     (825,952)       705,526      (195,397)
Contract terminations:
   Surrender benefits and contract charges                         (617,438)     (514,469)    (353,020)      (437,837)     (354,981)
   Death benefits                                                   (86,752)      (53,816)     (46,341)       (60,961)      (28,540)
                                                                    -------       -------      -------        -------       -------
Units outstanding at end of year                                  9,498,099     6,357,512    4,421,199      6,779,113     3,856,140
                                                                  =========     =========    =========      =========     =========


Statements of Changes in Net Assets

                                                                                    Segregated Asset Subaccounts
Year ended December 31, 2000                                           EDI          EGG           EGI         ENO           EVO
Operations
Investment income (loss) -- net                                 $  522,971    $   464,158   $ 1,759,747   $ 1,360,048   $  213,440
Net realized gain (loss) on investments                            (80,627)        16,069       (99,991)    1,344,434       13,988
Net change in unrealized appreciation
   or depreciation of investments                                 (547,774)    (1,530,366)     (467,730)   (7,878,693)    (643,122)
                                                                  --------     ----------      --------    ----------     --------
Net increase (decrease) in net assets resulting from operations   (105,430)    (1,050,139)    1,192,026    (5,174,211)    (415,694)
                                                                  ========     ==========     =========    ==========     ========
Contract transactions
Contract purchase payments                                         276,511        423,594       616,173       599,734      367,681
Net transfers(1)                                                   652,158        442,696       440,135        44,738      471,740
Annuity payments                                                       (74)             --         (506)         (101)         (11)
Contract terminations:
   Surrender benefits and contract charges                        (537,357)       (69,291)   (1,913,038)   (1,927,687)     (48,830)
   Death benefits                                                 (180,456)        (8,677)     (203,863)      (84,460)      (3,103)
                                                                  --------         ------      --------       -------       ------
Increase (decrease) from contract transactions                     210,782        788,322    (1,061,099)   (1,367,776)     787,477
                                                                   -------        -------    ----------    ----------      -------
Net assets at beginning of year                                  8,087,474      2,931,331    19,934,482    20,602,458    1,639,313
                                                                 ---------      ---------    ----------    ----------    ---------
Net assets at end of year                                       $8,192,826    $ 2,669,514   $20,065,409   $14,060,471   $2,011,096
                                                                ==========    ===========   ===========   ===========   ==========
Accumulation unit activity
Units outstanding at beginning of year                           6,355,776      1,411,843     9,311,251     5,475,925      743,110
Contract purchase payments                                         220,799        234,552       297,782       164,294      171,946
Net transfers(1)                                                   503,016        248,140       189,928        12,906      215,500
Contract terminations:
   Surrender benefits and contract charges                        (435,654)       (37,199)     (921,712)     (508,949)     (23,799)
   Death benefits                                                 (142,048)        (5,471)      (95,443)      (21,237)      (1,615)
                                                                  --------         ------       -------       -------       ------
Units outstanding at end of year                                 6,501,889      1,851,865     8,781,806     5,122,939    1,105,142
                                                                 =========      =========     =========     =========    =========


(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.


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5   AEL PREFERRED VARIABLE ANNUITY -- 2001 ANNUAL REPORT

American Enterprise Variable Annuity Account - AEL Preferred Variable Annuity
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Notes to Financial Statements
1. ORGANIZATION
American Enterprise Variable Annuity Account (the Account) was established under Indiana law on July 15, 1987 and the subaccounts are registered together as a single unit investment trust of American Enterprise Life Insurance Company (American Enterprise Life) under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Account commenced on Feb. 21, 1995.

The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following mutual funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as diversified, open-end management investment companies and have the following investment managers.

Subaccount     Invests exclusively in shares of                                      Investment Manager
ESI            AXP(R) Variable Portfolio - Bond Fund                                 IDS Life Insurance Company(1)
ECR            AXP(R) Variable Portfolio - Capital Resource Fund                     IDS Life Insurance Company(1)
EMS            AXP(R) Variable Portfolio - Cash Management Fund                      IDS Life Insurance Company(1)
EMG            AXP(R) Variable Portfolio - Managed Fund                              IDS Life Insurance Company(1)
EAG            AXP(R) Variable Portfolio - Strategy Aggressive Fund                  IDS Life Insurance Company(1)
EDI            Putnam VT Diversified Income Fund - Class IA Shares                   Putnam Investment Management, LLC
EGG            Putnam VT Global Growth Fund - Class IA shares                        Putnam Investment Management, LLC
EGI            Putnam VT Growth and Income Fund - Class IA Shares                    Putnam Investment Management, LLC
ENO            Putnam VT New Opportunities Fund - Class IA Shares                    Putnam Investment Management, LLC
EVO            Putnam VT Voyager Fund - Class IA Shares                              Putnam Investment Management, LLC

(1) American Express Financial Corporation (AEFC) is the investment adviser.

The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by American Enterprise Life.

American Enterprise Life issues the contracts which are distributed by banks and financial institutions either directly or through a network of third-party marketers.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investments in the Funds
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Variable Payout
Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by American Enterprise Life and may result in additional amounts being transferred into the variable annuity account by American Enterprise Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes
American Enterprise Life is taxed as a life insurance company. The Account is treated as part of American Enterprise Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account.



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6   AEL PREFERRED VARIABLE ANNUITY -- 2001 ANNUAL REPORT

American Enterprise Variable Annuity Account - AEL Preferred Variable Annuity
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3. VARIABLE ACCOUNT EXPENSES
American Enterprise Life makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Account. American Enterprise Life deducts a daily mortality and expense risk fee equal, on an annual basis, to a range from 1.05% to 1.25% of the average daily net assets of each subaccount, depending on the contract and death benefit option selected.

An enhanced death benefit rider is available on certain products and is deducted on a daily basis as part of the mortality and expense risk fee. This rider fee is equal, on an annual basis, to 0.20% of the average daily net assets of each subaccount.

American Enterprise Life also deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by American Enterprise Life such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses.

4. CONTRACT CHARGES
American Enterprise Life deducts a contract administrative charge of $30 to $40 per year depending upon the product selected. This charge reimburses American Enterprise Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

An optional benefit protector death benefit rider, benefit protector plus death benefit rider, guaranteed minimum income benefit rider and performance credit rider are available on certain products and if selected, the related fees are deducted annually from the contract value on the contract anniversary. Additional information can be found in the applicable product's prospectus.

5. WITHDRAWAL CHARGES
American Enterprise Life will use a withdrawal charge to help it recover certain expenses related to the sale of the annuity. A withdrawal charge of up to 8.5% may be deducted for withdrawals up to the first seven payment years following a purchase payment, as depicted in the withdrawal charge schedule included in the applicable product's prospectus. Charges by American Enterprise Life for withdrawals are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $1,749,013 in 2001 and $662,606 in 2000. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from contract withdrawal benefits paid by American Enterprise Life.

6. RELATED PARTY TRANSACTIONS
Management fees were paid indirectly to IDS Life Insurance Company (IDS Life) in its capacity as investment manager for the AXP(R) Variable Portfolio Funds. The Fund's Investment Management Agreement provides for a fee at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                            Percentage range
AXP(R) Variable Portfolio - Bond Fund                           0.610% to 0.535%
AXP(R) Variable Portfolio - Capital Resource Fund               0.630% to 0.570%
AXP(R) Variable Portfolio - Cash Management Fund                0.510% to 0.440%
AXP(R) Variable Portfolio - Managed Fund                        0.630% to 0.550%
AXP(R) Variable Portfolio - Strategy Aggressive Fund            0.650% to 0.575%

IDS Life, in turn, pays to AEFC, an affiliate of IDS Life, a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.25% for each Fund.

The AXP(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The AXP(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                            Percentage range
AXP(R) Variable Portfolio - Bond Fund                           0.050% to 0.025%
AXP(R) Variable Portfolio - Capital Resource Fund               0.050% to 0.030%
AXP(R) Variable Portfolio - Cash Management Fund                0.030% to 0.020%
AXP(R) Variable Portfolio - Managed Fund                        0.040% to 0.020%
AXP(R) Variable Portfolio - Strategy Aggressive Fund            0.060% to 0.035%

The AXP(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.

--------------------------------------------------------------------------------
7   AEL PREFERRED VARIABLE ANNUITY -- 2001 ANNUAL REPORT

American Enterprise Variable Annuity Account - AEL Preferred Variable Annuity
--------------------------------------------------------------------------------


7. INVESTMENT IN SHARES
The subaccounts' investments in shares of the Funds as of Dec. 31, 2001 were as follows:

Subaccount     Investment                                                  Shares             NAV
ESI            AXP(R) Variable Portfolio - Bond Fund                     1,251,583           $10.47
ECR            AXP(R) Variable Portfolio - Capital Resource Fund           424,876            21.69
EMS            AXP(R) Variable Portfolio - Cash Management Fund         10,640,320             1.00
EMG            AXP(R) Variable Portfolio - Managed Fund                    731,593            15.42
EAG            AXP(R) Variable Portfolio - Strategy Aggressive Fund        765,580             8.34
EDI            Putnam VT Diversified Income Fund - Class IA Shares         793,970             8.81
EGG            Putnam VT Global Growth Fund - Class IA Shares              234,050             9.34
EGI            Putnam VT Growth and Income Fund - Class IA Shares          662,253            23.56
ENO            Putnam VT New Opportunities Fund - Class IA Shares          549,031            16.67
EVO            Putnam VT Voyager Fund - Class IA Shares                     54,116            28.72

8. INVESTMENT TRANSACTIONS
The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2001 were as follows:

Subaccount  Investment                                             Purchases
ESI         AXP(R) Variable Portfolio - Bond Fund                 $ 2,471,180
ECR         AXP(R) Variable Portfolio - Capital Resource Fund         631,722
EMS         AXP(R) Variable Portfolio - Cash Management Fund       46,163,200
EMG         AXP(R) Variable Portfolio - Managed Fund                  969,792
EAG         AXP(R) Variable Portfolio - Strategy Aggressive Fund    1,217,683
EDI         Putnam VT Diversified Income Fund - Class IA Shares       694,304
EGG         Putnam VT Global Growth Fund - Class IA Shares          1,163,369
EGI         Putnam VT Growth and Income Fund - Class IA Shares        696,407
ENO         Putnam VT New Opportunities Fund - Class IA Shares      2,614,170
EVO         Putnam VT Voyager Fund - Class IA Shares                  739,732

9. FINANCIAL HIGHLIGHTS
The table below shows certain financial information regarding the subaccounts.


                                        ESI      ECR      EMS     EMG      EAG      EDI      EGG     EGI      ENO       EVO
At Dec. 31, 2000
Accumulation unit value                $1.38    $1.89    $1.24    $1.99    $2.22   $1.26    $1.44    $2.28    $2.74    $1.82

At Dec. 31, 2001
Accumulation unit value                $1.47    $1.53    $1.26    $1.76    $1.47   $1.29    $1.00    $2.11    $1.89    $1.39
Units (000s)                           8,923    6,019    8,409    6,404    4,343   5,433    2,188    7,387    4,835    1,116
Net assets (000s)                    $13,122   $9,204  $10,625  $11,267   $6,383  $6,995   $2,186  $15,603   $9,152   $1,554

For the year ended Dec. 31, 2001
Investment income ratio(1)             6.45%    0.30%    3.38%    2.50%    0.21%   7.63%      --     1.75%      --     0.12%
Expense ratio(2)                       1.40%    1.40%    1.40%    1.40%    1.40%   1.40%    1.40%    1.40%    1.40%    1.40%
Total return(3)                        6.52%  (19.05%)   1.61%  (11.56%) (33.78%)  2.38%  (30.56%)  (7.46%) (31.02%) (23.63%)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated.



--------------------------------------------------------------------------------
8   AEL PREFERRED VARIABLE ANNUITY -- 2001 ANNUAL REPORT

American Enterprise Variable Annuity Account - AEL Preferred Variable Annuity
--------------------------------------------------------------------------------


Condensed Financial Information
(Unaudited)

The following tables give per-unit information about the financial history of each subaccount.

Year ended Dec. 31,                                                           2001    2000    1999   1998    1997    1996    1995
Subaccount ESI(1)
(Investing in shares of AXP(R) Variable Portfolio - Bond Fund)
Accumulation unit value at beginning of period                                $1.38   $1.33  $1.33   $1.33   $1.24   $1.17   $1.00
Accumulation unit value at end of period                                      $1.47   $1.38  $1.33   $1.33   $1.33   $1.24   $1.17
Number of accumulation units outstanding at end of period (000 omitted)       8,923   9,498  8,127   5,689   2,544   1,377     414
Ratio of operating expense to average net assets                              1.40%   1.40%  1.40%   1.40%   1.40%   1.50%   1.50%

Subaccount ECR(1)
(Investing in shares of AXP(R) Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                                $1.89   $2.33  $1.91   $1.56   $1.27   $1.20   $1.00
Accumulation unit value at end of period                                      $1.53   $1.89  $2.33   $1.91   $1.56   $1.27   $1.20
Number of accumulation units outstanding at end of period (000 omitted)       6,019   6,358  5,864   5,163   3,813   2,350     818
Ratio of operating expense to average net assets                              1.40%   1.40%  1.40%   1.40%   1.40%   1.50%   1.50%

Subaccount EMS(1)
(Investing in shares of AXP(R) Variable Portfolio - Cash Management Fund)
Accumulation unit value at beginning of period                                $1.24   $1.18  $1.15   $1.11   $1.07   $1.03   $1.00
Accumulation unit value at end of period                                      $1.26   $1.24  $1.18   $1.15   $1.11   $1.07   $1.03
Number of accumulation units outstanding at end of period (000 omitted)       8,409   4,421    941     749     231     241     132
Ratio of operating expense to average net assets                              1.40%   1.40%  1.40%   1.40%   1.40%   1.50%   1.50%
Simple yield(2)                                                               0.16%   4.48%  4.52%   3.29%   3.71%      --      --
Compound yield(2)                                                             0.16%   4.58%  4.62%   3.34%   3.78%      --      --

Subaccount EMG(1)
(Investing in shares of AXP(R) Variable Portfolio - Managed Fund)
Accumulation unit value at beginning of period                                $1.99   $2.07  $1.83   $1.60   $1.36   $1.18   $1.00
Accumulation unit value at end of period                                      $1.76   $1.99  $2.07   $1.83   $1.60   $1.36   $1.18
Number of accumulation units outstanding at end of period (000 omitted)       6,404   6,779  5,985   4,684   2,944   1,546     589
Ratio of operating expense to average net assets                              1.40%   1.40%  1.40%   1.40%   1.40%   1.50%   1.50%

Subaccount EAG(1)
(Investing in shares of AXP(R) Variable Portfolio - Strategy Aggressive Fund)
Accumulation unit value at beginning of period                                $2.22   $2.78  $1.65   $1.63   $1.47   $1.28   $1.00
Accumulation unit value at end of period                                      $1.47   $2.22  $2.78   $1.65   $1.63   $1.47   $1.28
Number of accumulation units outstanding at end of period (000 omitted)       4,343   3,856  3,961   3,453   2,434   1,324     473
Ratio of operating expense to average net assets                              1.40%   1.40%  1.40%   1.40%   1.40%   1.50%   1.50%

Subaccount EDI(1)
(Investing in shares of Putnam VT Diversified Income Fund - Class IA Shares)
Accumulation unit value at beginning of period                                $1.26   $1.27  $1.27   $1.30   $1.23   $1.15   $1.00
Accumulation unit value at end of period                                      $1.29   $1.26  $1.27   $1.27   $1.30   $1.23   $1.15
Number of accumulation units outstanding at end of period (000 omitted)       5,433   6,502  6,356   5,963   3,151   1,824     601
Ratio of operating expense to average net assets                              1.40%   1.40%  1.40%   1.40%   1.40%   1.50%   1.50%

Subaccount EGG(3)
(Investing in shares of Putnam VT Global Growth Fund Class - IA Shares)
Accumulation unit value at beginning of period                                $1.44   $2.08  $1.28   $1.00   $1.00      --      --
Accumulation unit value at end of period                                      $1.00   $1.44  $2.08   $1.28   $1.00      --      --
Number of accumulation units outstanding at end of period (000 omitted)       2,188   1,852  1,412     996     388      --      --
Ratio of operating expense to average net assets                              1.40%   1.40%  1.40%   1.40%   1.40%      --      --

Subaccount EGI(1)
(Investing in shares of Putnam VT Growth and Income Fund - Class IA Shares)
Accumulation unit value at beginning of period                                $2.28   $2.14  $2.14   $1.88   $1.53   $1.27   $1.00
Accumulation unit value at end of period                                      $2.11   $2.28  $2.14   $2.14   $1.88   $1.53   $1.27
Number of accumulation units outstanding at end of period (000 omitted)       7,387   8,782  9,311   9,161   6,452   3,655   1,152
Ratio of operating expense to average net assets                              1.40%   1.40%  1.40%   1.40%   1.40%   1.50%   1.50%

Subaccount ENO(1)
(Investing in shares of Putnam VT New Opportunities Fund - Class IA Shares)
Accumulation unit value at beginning of period                                $2.74   $3.76  $2.25   $1.84   $1.51   $1.39   $1.00
Accumulation unit value at end of period                                      $1.89   $2.74  $3.76   $2.25   $1.84   $1.51   $1.39
Number of accumulation units outstanding at end of period (000 omitted)       4,835   5,123  5,476   5,798   4,575   2,980     691
Ratio of operating expense to average net assets                              1.40%   1.40%  1.40%   1.40%   1.40%   1.50%   1.50%

--------------------------------------------------------------------------------
9   AEL PREFERRED VARIABLE ANNUITY -- 2001 ANNUAL REPORT

American Enterprise Variable Annuity Account - AEL Preferred Variable Annuity
--------------------------------------------------------------------------------


Year ended Dec. 31,                                                           2001    2000     1999    1998     1997    1996  1995
Subaccount  EVO(3)
(Investing in shares of Putnam VT Voyager Fund - Class IA Shares)
Accumulation unit value at beginning of period                                $1.82    $2.21   $1.41    $1.15    $1.00   --    --
Accumulation unit value at end of period                                      $1.39    $1.82   $2.21    $1.41    $1.15   --    --
Number of accumulation units outstanding at end of period (000 omitted)       1,116    1,105     743      440      148   --    --
Ratio of operating expense to average net assets                              1.40%    1.40%   1.40%    1.40%    1.40%   --    --

(1) Operations commenced on Feb. 21, 1995.
(2) Net of annual contract administrative charge and mortality and expense risk fee.
(3) Operations commenced on June 10, 1997.
--------------------------------------------------------------------------------

10   AEL PREFERRED VARIABLE ANNUITY -- 2001 ANNUAL REPORT

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP
January 28, 2002
Minneapolis, Minnesota

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Balance Sheets

December 31, (In thousands, except share amounts)                                                     2001           2000
Assets
Investments:
   Fixed maturities:
      Held-to-maturity, at amortized cost (fair value: 2000, $927,031)                             $       --    $  934,091
      Available-for-sale, at fair value (amortized cost: 2001, $3,282,893; 2000, $2,163,906)        3,302,753     2,068,487
   Common stocks                                                                                          344           880
   Mortgage loans on real estate                                                                      654,209       724,009
   Other investments                                                                                    2,400            --
                                                                                                   ----------    ----------
         Total investments                                                                          3,959,706     3,727,467
Cash and cash equivalents                                                                             260,214        34,852
Amounts due from brokers                                                                               41,705         1,316
Other accounts receivable                                                                               1,812           867
Accrued investment income                                                                              45,422        54,941
Deferred policy acquisition costs                                                                     217,923       198,622
Deferred income taxes, net                                                                             32,132        26,350
Other assets                                                                                            8,527        18,496
Separate account assets                                                                               708,240       589,310
                                                                                                   ----------    ----------
Total assets                                                                                       $5,275,681    $4,652,221
                                                                                                   ==========    ==========
Liabilities and Stockholder's Equity
Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $3,765,679    $3,584,784
      Universal life-type insurance                                                                         3            10
   Policy claims and other policyholders' funds                                                         2,286         9,295
   Amounts due to brokers                                                                             225,127        24,387
   Other liabilities                                                                                   64,517         6,326
   Separate account liabilities                                                                       708,240       589,310
                                                                                                   ----------    ----------
         Total liabilities                                                                          4,765,852     4,214,112
                                                                                                   ----------    ----------
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized,
      20,000 shares issued and outstanding                                                              3,000         3,000
   Additional paid-in capital                                                                         341,872       281,872
   Accumulated other comprehensive loss, net of tax:
      Net unrealized securities gains (losses)                                                         17,655       (62,097)
      Net unrealized derivative losses                                                                (26,304)           --
                                                                                                   ----------    ----------
         Total accumulated other comprehensive loss                                                    (8,649)      (62,097)
   Retained earnings                                                                                  173,606       215,334
                                                                                                   ----------    ----------
         Total stockholder's equity                                                                   509,829       438,109
                                                                                                   ----------    ----------
Total liabilities and stockholder's equity                                                         $5,275,681    $4,652,221
                                                                                                   ==========    ==========

See notes to consolidated financial statements.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Income

Years ended December 31, (In thousands)                                                  2001           2000           1999
Revenues
Net investment income                                                                 $271,718       $299,759      $322,746
Contractholder charges                                                                   5,998          6,865         6,069
Mortality and expense risk fees                                                         10,247          5,383         2,269
Net realized (loss) gain on investments                                                (89,920)           469         6,565
                                                                                       -------        -------       -------
   Total revenues                                                                      198,043        312,476       337,649
                                                                                       -------        -------       -------
Benefits and Expenses
Interest credited on universal life-type insurance and investment contracts            180,906        191,040       208,583
Amortization of deferred policy acquisition costs                                       45,494         47,676        43,257
Other operating expenses                                                                35,579         35,308        35,147
                                                                                       -------        -------       -------
   Total benefits and expenses                                                         261,979        274,024       286,987
                                                                                       -------        -------       -------
(Loss) income before income taxes                                                      (63,936)        38,452        50,662
Income tax (benefit) expense                                                           (22,208)        14,087        16,675
                                                                                       -------        -------       -------
Net (loss) income                                                                     $(41,728)      $ 24,365      $ 33,987
                                                                                      ========       ========      ========

See notes to consolidated financial statements.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Stockholder's Equity

                                                                                      Accumulated
                                                                                         other
                                                                       Additional    comprehensive                    Total
                                                           Capital       paid-in    income (loss),    Retained    stockholder's
For the three years ended December 31, 2001 (In thousands)  stock        capital      net of tax      earnings       equity
Balance, January 1, 1999                                  $ 2,000       $282,872     $  44,295      $ 156,982     $ 486,149
Comprehensive loss:
   Net income                                                  --             --            --         33,987        33,987
   Unrealized holding losses arising during the year,
      net of income tax benefit of $59,231                     --             --      (110,001)            --      (110,001)
   Reclassification adjustments for gains included in
      net income, net of income tax of $2,179                  --             --        (4,047)            --        (4,047)
                                                            -----        -------       -------        -------       -------
   Other comprehensive loss                                    --             --      (114,048)                    (114,048)
                                                            -----        -------       -------        -------       -------
   Comprehensive loss                                                                                               (80,061)
                                                                                                                    -------

Balance, December 31, 1999                                  2,000        282,872       (69,753)       190,969       406,088
Comprehensive income:
   Net income                                                  --             --            --         24,365        24,365
   Unrealized holding gains arising during the year,
      net of income taxes of ($4,812)                          --             --         8,937             --         8,937
   Reclassification adjustment
      for gains included in net income,
      net of income tax of $690                                --             --        (1,281)            --        (1,281)
                                                            -----        -------       -------        -------       -------
   Other comprehensive income                                  --             --         7,656             --         7,656
                                                            -----        -------       -------        -------       -------
   Comprehensive income                                                                                              32,021
   Change in par value of capital stock                     1,000         (1,000)           --             --            --
                                                            -----        -------       -------        -------       -------

Balance, December 31, 2000                                  3,000        281,872       (62,097)       215,334       438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Unrealized holdings gains arising
      on available-for-sale securities
      during the year, net of income taxes of $73,754          --             --       136,972             --       136,972
   Reclassification adjustment for losses
      on available-for-sale securities
      included in net loss, net of income tax benefit
      of $30,811                                               --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net losses,
      net of income tax benefit of $4,535                      --             --         8,422             --         8,422
                                                            -----        -------       -------        -------       -------
   Other comprehensive income                                                           53,448                       53,448
                                                            -----        -------       -------        -------       -------
   Comprehensive income                                                                                              11,720
   Capital contribution                                        --         60,000            --             --        60,000
                                                            -----        -------       -------        -------       -------
   Balance, December 31, 2001                             $ 3,000       $341,872    $   (8,649)     $ 173,606     $ 509,829
                                                          =======       ========    ==========      =========     =========

See notes to consolidated financial statements.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Cash Flows

Years ended December 31, (In thousands)                                                 2001            2000          1999
Cash flows from operating activities
Net (loss) income                                                                  $   (41,728)     $  24,365     $  33,987
   Adjustments to reconcile net (loss) income to net cash
   provided by (used in) operating activities:
      Change in accrued investment income                                                9,519          1,735         5,064
      Change in other accounts receivable                                                 (945)          (551)         (102)
      Change in deferred policy acquisition costs, net                                 (19,301)       (18,334)       16,191
      Change in other assets                                                            31,411         (9,960)           34
      Change in policy claims and other policyholders' funds                            (7,009)        (2,802)        4,708
      Deferred income tax (benefit) provision                                          (34,562)         7,029           711
      Change in other liabilities                                                        6,553        (11,110)       (7,064)
      Amortization of premium (accretion of discount), net                                (689)         2,682         2,315
      Net realized loss (gain) on investments                                           89,920           (469)       (6,565)
      Other, net                                                                        (7,796)          (233)       (1,562)
                                                                                        ------           ----        ------
         Net cash provided by (used in) operating activities                            25,373         (7,648)       47,717
                                                                                        ------         ------        ------
Cash flows from investing activities
Held-to-maturity securities:
   Maturities, sinking fund payments and calls                                              --         65,716        65,705
   Sales                                                                                    --          5,128         8,466
Available-for-sale securities:
   Purchases                                                                        (1,446,157)      (101,665)     (593,888)
   Maturities, sinking fund payments and calls                                         379,281        171,297       248,317
   Sales                                                                               803,034        176,296       469,126
Other investments:
   Purchases                                                                            (8,513)        (1,388)      (28,520)
   Sales                                                                                71,110         65,978        57,548
Change in amounts due from brokers                                                     (40,389)        (1,316)           --
Change in amounts due to brokers                                                       200,740           (828)      (29,132)
                                                                                       -------           ----       -------
      Net cash (used in) provided by investing activities                              (40,894)       379,218       197,622
                                                                                       -------        -------       -------
Cash flows from financing activities
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                             779,626        398,462       299,899
   Surrenders and other benefits                                                      (779,649)      (926,220)     (753,821)
   Interest credited to account balances                                               180,906        191,040       208,583
Capital contribution                                                                    60,000             --            --
                                                                                       -------        -------       -------
   Net cash provided by (used in) financing activities                                 240,883       (336,718)     (245,339)
                                                                                       -------        -------       -------
Net increase in cash and cash equivalents                                              225,362         34,852            --
Cash and cash equivalents at beginning of year                                          34,852             --            --
                                                                                       -------        -------       -------
Cash and cash equivalents at end of year                                           $   260,214      $  34,852     $      --
                                                                                   ===========      =========     =========
Supplemental disclosures:
   Income taxes paid                                                               $        --      $  14,861     $  22,007
   Interest on borrowings                                                                   15          1,073         2,187

See notes to consolidated financial statements.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Notes to Consolidated Financial Statements
(In thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
American Enterprise Life Insurance Company (the Company) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. The Company is a wholly-owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly-owned subsidiary of American Express Company. The Company also wholly-owns American Enterprise REO 1, LLC.

The Company's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and annual premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities and variable universal life insurance are offered as well. The Company distributes its products primarily through financial institutions and unbranded independent financial advisors.

Revenue recognition
Profits on fixed deferred annuities are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable deferred annuities also include the excess of mortality and expense risk fees over the costs of guaranteed benefits provided. Contractholder charges include policy fees and surrender charges.

Profits on variable universal life insurance are the excess of contractholder charges, mortality and expense risk fees and investment income earned from investment of contract considerations over interest credited to contract values, death and other benefits paid in excess of contract values, amortization of deferred acquisition costs and other expenses. Contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. Mortality and expense risk fees are received from the variable life insurance separate accounts.

Basis of presentation
The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 4). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments -- securities
Debt securities that the Company has both the positive intent and the ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. All other debt securities and marketable equity securities are classified as available-for-sale and carried at fair value. Unrealized gains and losses on securities classified as available-for-sale are carried as a separate component of accumulated other comprehensive income (loss), net of deferred income taxes. When evidence indicates there is a decline in a security's value, which is other than temporary, the security is written down to fair value through a charge to current year's earnings.

The Company's investment portfolio contains structured investments, including Collateralized Debt Obligations (CDOs) (obligations that are primarily backed by high-yield bonds), which are not readily marketable. The carrying values of these investments are based on cash flow projections and, as such, these values are subject to change. If actual cash flows are less than projected, losses would be recognized; increases in cash flows would be recognized over future periods.

Realized investment gains or losses are determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Investments -- mortgage loans on real estate
Mortgage loans on real estate are carried at amortized cost less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for losses. The reserve for losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectability of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Cash and cash equivalents
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, and certain sales expenses, have been deferred on annuity contracts. These costs are amortized using the interest method.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, persistency rates, maintenance expense levels and, for variable annuities, separate account performance. Actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key prospective assumptions underlying the amortization models. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 2001 and 2000, unlocking adjustments resulted in a net increase in amortization of $1,900 and $1,500 respectively. Net unlocking adjustments in 1999 were not significant.

In amortizing deferred policy acquisition costs associated with variable annuities, the Company assumes contract values will appreciate at a specified long-term annual rate. The Company may project near-term appreciation at a different rate in order to maintain the long-term rate assumption.

Liabilities for future policy benefits
Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life. Risk not retained is reinsured with other life insurance companies on a yearly renewable term basis. The Company retains all accidental death benefit and waiver of premium risk.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Accounting developments
In July 2000, the Financial Accounting Standards Board's (FASB) Emerging Issues Task Force issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The Company adopted the consensus as of January 1, 2001. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects certain structured securities. Although there was no significant impact resulting from the adoption of Issue 99-20, the Company holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 on January 1, 2001, resulted in a cumulative after-tax reduction to other comprehensive income of $34,726. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133, that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 8 for further discussion of the Company's derivatives and hedging activities.

SFAS No. 133 also provided a one-time opportunity to reclassify held-to-maturity security investments to available-for-sale without tainting the remaining securities in the held-to-maturity portfolio. The Company elected to take the opportunity to reclass all its held-to-maturity investments to available-for-sale.

The Company adopted SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which superseded SFAS No.
125. The Statement was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement was effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The impact on the Company's financial position or results of operations of adopting the Statement was not significant.

2. INVESTMENTS
Securities
Pursuant to the adoption of SFAS No. 133 the Company reclassified all held-to-maturity securities with a carrying value of $934,091 and net unrealized losses of $7,060 to available-for-sale as of January 1, 2001.

The following is a summary of securities available-for-sale at December 31,
2001:
                                                                                          Gross         Gross
                                                                        Amortized      unrealized    unrealized       Fair
                                                                          cost            gains        losses         value
Fixed maturity securities:
   U.S. Government agency obligations                                 $    3,444       $   130        $    45    $    3,529
   State and municipal obligations                                         2,250            18             --         2,268
   Corporate bonds and obligations                                     1,806,644        43,487         34,140     1,815,991
   Mortgage-backed securities                                          1,470,555        18,528          8,118     1,480,965
                                                                       ---------        ------          -----     ---------
Total fixed maturity securities                                       $3,282,893       $62,163        $42,303    $3,302,753
                                                                      ==========       =======        =======    ==========
Common stocks                                                         $      172       $   172        $    --    $      344
                                                                      ==========       =======        =======    ==========

The amortized cost and fair value of fixed maturity securities at December 31, 2001 by contractual maturity are as follows:

                                                          Amortized        Fair
                                                            cost           value
Due within one year                                     $  126,891   $   129,298
Due from one to five years                                 627,515       651,371
Due from five to ten years                                 822,833       822,586
Due in more than ten years                                 235,099       218,533
Mortgage-backed securities                               1,470,555     1,480,965
                                                         ---------     ---------
   Total                                                $3,282,893    $3,302,753
                                                        ==========    ==========

The timing of actual receipts may differ from contractual maturities because issuers may call or prepay obligations.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The following is a summary of held-to-maturity and available-for-sale securities at December 31, 2000:

                                                                                        Gross           Gross
                                                                        Amortized     unrealized     unrealized       Fair
Held-to-maturity                                                           cost          gains         losses         value
Fixed maturities:
   U.S. Government agency obligations                                   $  6,949       $    26        $    55      $  6,920
   State and municipal obligations                                         2,101             1             --         2,102
   Corporate bonds and obligations                                       773,630         9,876         17,470       766,036
   Mortgage-backed securities                                            151,411           801            239       151,973
                                                                         -------           ---            ---       -------
Total fixed maturity securities                                         $934,091       $10,704        $17,764      $927,031
                                                                        ========       =======        =======      ========

                                                                                        Gross           Gross
                                                                       Amortized      unrealized     unrealized       Fair
Available-for-sale                                                        cost           gains         losses         value
Fixed maturities:
   U.S. Government agency obligations                                 $    5,154       $   284       $     --    $    5,438
   State and municipal obligations                                         2,250             5             --         2,255
   Corporate bonds and obligations                                     1,319,781        19,103        123,865     1,215,019
   Mortgage-backed securities                                            836,721        10,780          1,726       845,775
                                                                         -------        ------          -----       -------
Total fixed maturity securities                                       $2,163,906       $30,172       $125,591    $2,068,487
                                                                      ==========       =======       ========    ==========
Common stocks                                                         $      996       $    --       $    116    $      880
                                                                      ==========       =======       ========    ==========

At December 31, 2001, bonds carried at $3,444 were on deposit with various states as required by law.

At December 31, 2001, fixed maturity securities comprised approximately 83 percent of the Company's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $311 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of fixed maturity securities, at amortized cost, by rating on December 31, is as follows:

Rating                                                     2001           2000
Aaa/AAA                                                $1,597,815   $   998,333
Aaa/AA                                                         --         1,000
Aa/AA                                                      46,747        34,535
Aa/A                                                       58,419        59,569
A/A                                                       401,604       367,643
A/BBB                                                     145,261       121,028
Baa/BBB                                                   890,603       989,301
Baa/BB                                                     40,316        67,156
Below investment grade                                    102,128       459,432
                                                          -------       -------
Total                                                  $3,282,893    $3,097,997
                                                       ==========    ==========

At December 31, 2001, approximately 93 percent of the securities rated Aaa/AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

During the years ended December 31, 2000 and 1999, fixed maturities classified as held-to-maturity were sold with amortized cost of $5,128 and $8,466, respectively. Net gains and losses on these sales were not significant. The sales of these fixed maturities were due to significant deterioration in the issuers' creditworthiness.

Available-for-sale securities were sold during 2001 with proceeds of $803,034 and gross realized gains and losses of $18,575 and $105,929 respectively. Available-for-sale securities were sold during 2000 with proceeds of $176,296 and gross realized gains and losses of $3,488 and $1,516, respectively. Available-for-sale securities were sold during 1999 with proceeds of $469,126 and gross realized gains and losses of $10,374 and $4,147 respectively.

The net unrealized gain (loss) on available-for-sale securities as of December 31, 2001 and 2000, was $20,032 and ($95,535), respectively, with the $115,567 change, net of taxes, reflected as a separate component in accumulated other comprehensive income for the year ended December 31, 2001. For the year ended December 31, 2000 the change in net unrealized losses on available-for-sale securities was a decrease of $11,777. For the year ended December 31, 1999 the change in net unrealized gain on available-for-sale securities was a decrease of $175,458.

During 2001, the Company recorded pretax losses of $90,151 to recognize the impact of higher default rate assumptions on certain structured investments; to write down lower rated securities (most of which were sold during 2001) in connection with the Company's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments; and, to adopt EITF Issue 99-20, as previously discussed. Within the Consolidated Statements of Income, approximately $83,663 of these losses are included in Net realized (losses) gains on investments and approximately $6,488 are included in Net investment income.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

During 2001, the Company placed a majority of its rated Collateralized Debt Obligation (CDO) (obligations that are backed primarily by high-yield bonds) securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $53,615, into a securitization trust. In return, the company received $7,108 in cash relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $46,507. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based on the estimated present value of future cash flows.

There was no cash flow related to this transaction other than the receipt of the initial $7,108. Cash flows on the assets sold to investors and retained interests are not scheduled to begin until March 31, 2002 in accordance with governing documents.

Fair values of security investments represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates, estimated future cash flows and market data from independent brokers.

Mortgages loans on real estate
At December 31, 2001, approximately 17 percent of the Company's invested assets were mortgage loans on real estate. Concentration of credit risk by region of the United States and by type of real estate are as follows:

                                                                            December 31, 2001            December 31, 2000
                                                                        On balance       Funding     On balance       Funding
Region                                                                     sheet       commitments      sheet       commitments
South Atlantic                                                          $161,912        $1,940       $172,349          $--
Middle Atlantic                                                           93,771            --        106,376           --
East North Central                                                       114,292            --        122,354           --
Mountain                                                                  81,520            27        100,208           --
West North Central                                                       106,432            --        110,669           --
New England                                                               34,896            --         39,877           --
Pacific                                                                   31,836            --         38,559           --
West South Central                                                        27,421            --         30,172           --
East South Central                                                         6,361            --          6,749           --
                                                                         -------         -----        -------         ----
                                                                         658,441         1,967        727,313           --
Less reserves for losses                                                   4,232            --          3,304           --
                                                                         -------         -----        -------         ----
Total                                                                   $654,209        $1,967       $724,009          $--
                                                                        ========        ======       ========         ====

                                                                            December 31, 2001            December 31, 2000
                                                                        On balance       Funding     On balance       Funding
Property type                                                              sheet       commitments      sheet       commitments
Department/retail stores                                                $179,890        $   --       $214,927          $--
Apartments                                                               143,430         1,940        152,906           --
Office buildings                                                         185,925            --        191,767           --
Industrial buildings                                                      72,745            --         80,330           --
Hotels/Motels                                                             37,569            --         41,977           --
Medical buildings                                                         28,360            --         29,173           --
Nursing/retirement homes                                                   2,787            --          6,471           --
Mixed use                                                                  7,735            27          9,762           --
                                                                         -------         -----        -------         ----
                                                                         658,441         1,967        727,313           --
Less reserves for losses                                                   4,232            --          3,304           --
                                                                         -------         -----        -------         ----
Total                                                                   $654,209        $1,967       $724,009          $--
                                                                        ========        ======       ========         ====

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to fund mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2001, 2000 and 1999, the Company's recorded investment in impaired loans was $3,632, $9,014 and $5,200, respectively, with reserves of $835, $500 and $1,250, respectively. During 2001, 2000 and 1999, the average recorded investment in impaired loans was $6,394, $4,684 and $5,399, respectively.

The Company recognized $271, $221 and $136 of interest income related to impaired loans for the years ended December 31, 2001, 2000 and 1999, respectively.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The following table presents changes in the reserve for mortgage loan losses:

                                                                                          2001          2000           1999
Balance, January 1                                                                      $3,304        $ 6,650       $ 8,500
Provision (reduction) for mortgage loan losses                                             928         (3,346)       (1,850)
                                                                                           ---         ------        ------
Balance, December 31                                                                    $4,232        $ 3,304       $ 6,650
                                                                                        ======        =======       =======

Sources of investment income and realized (losses) gains on investments Net investment income for the years ended December 31 is summarized as follows:

                                                                                         2001           2000          1999
Interest on fixed maturities                                                          $211,920       $237,201      $265,199
Interest on mortgage loans                                                              54,723         59,686        63,721
Interest on cash equivalents                                                                43          1,136           534
Other                                                                                    6,455          5,693        (1,755)
                                                                                         -----          -----        ------
                                                                                       273,141        303,716       327,699
Less investment expenses                                                                 1,423          3,957         4,953
                                                                                         -----          -----         -----
Total                                                                                 $271,718       $299,759      $322,746
                                                                                      ========       ========      ========

Net realized (losses) gains on investments for the years ended December 31 is summarized as follows:

                                                                                         2001            2000          1999
Available-for-sale securities                                                         $(85,147)       $(2,877)       $4,715
Mortgage loans on real estate                                                           (4,773)         3,346         1,850
                                                                                        ------          -----         -----
Total                                                                                 $(89,920)       $   469        $6,565
                                                                                      ========        =======        ======

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax (benefit) expense for the years ended December 31 consists of the following:

                                                                                         2001           2000           1999
Federal income taxes:
   Current                                                                            $ 11,803        $ 6,170       $15,531
   Deferred                                                                            (34,562)         7,029           711
                                                                                       -------          -----           ---
                                                                                       (22,759)        13,199        16,242
State income taxes-current                                                                 551            888           433
                                                                                           ---            ---           ---
Income tax expense                                                                    $(22,208)       $14,087       $16,675
                                                                                      ========        =======       =======

Income tax (benefit) expense differs from that computed by using the United States statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                     2001                         2000                         1999
                                             Provision    Rate             Provision   Rate            Provision    Rate
Federal income taxes based on
   the statutory rate                       $(22,378)     (35.0%)         $13,458        35.0%          $17,731       35.0%
Tax-excluded interest and dividend income         (3)        --                (4)         --               (14)        --
State taxes, net of federal benefit              358        0.6               578         1.5               281        0.5
Other, net                                      (185)      (0.3)               55         0.1            (1,323)      (2.6)
                                                ----       ----                --         ---            ------       ----
Total income taxes                          $(22,208)     (34.7%)         $14,087        36.6%          $16,675       32.9%
                                            ========      =====           =======        ====           =======       ====

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

Deferred income tax assets:                                                                             2001           2000
Policy reserves                                                                                       $46,263       $40,242
Unrealized losses on investments                                                                       47,560        31,441
Other                                                                                                   4,009         6,208
                                                                                                        -----         -----
Total deferred income tax assets                                                                       97,832        77,891
                                                                                                       ------        ------
Deferred income tax liabilities:
Deferred policy acquisition costs                                                                      58,688        51,541
Investments                                                                                             7,012            --
                                                                                                       ------        ------
Total deferred income tax liabilities                                                                  65,700        51,541
                                                                                                       ------        ------
Net deferred income tax assets                                                                        $32,132       $26,350
                                                                                                      =======       =======

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. The Company had a statutory unassigned deficit of $41,371 as of December 31, 2001 and a statutory unassigned surplus of $31,508 as of December 31, 2000. Any dividend distributions in 2002 would require approval by the Insurance Department of the State of Indiana.

Statutory net (loss) income for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

                                                                                        2001            2000          1999
Statutory net (loss) income                                                           $(81,461)      $(11,928)     $ 15,241
Statutory capital and surplus                                                          303,501        315,930       343,094
                                                                                       -------        -------       -------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The state of Indiana has adopted the provisions of the revised manual without modification. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44,786 to the Company's statutory-basis capital and surplus as of January 1, 2001.

5. RELATED PARTY TRANSACTIONS
The Company has purchased interest rate floors from IDS Life and entered into an interest rate swap with IDS Life to manage its exposure to interest rate risk. The interest rate floors had a carrying amount of $7,020 and $6,489 at December 31, 2001 and 2000, respectively. The interest rate swaps had a carrying amount of $28,868 and $nil at December 31, 2001 and 2000, respectively. See Notes 8 and 9 for additional disclosure.

The Company has no employees. Charges by IDS Life for the use of joint facilities, marketing services and other services aggregated $34,681, $45,191 and $38,931 for the years ended December 31, 2001, 2000 and 1999, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Included in other liabilities at December 31, 2001 and 2000 are $28,919 and $9,944, respectively, payable to and receivable from IDS Life for federal income taxes.

6. LINES OF CREDIT
The Company has an available line of credit with AEFC aggregating $50,000. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2001 or 2000.

7. COMMITMENTS AND CONTINGENCIES
In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in one of these lawsuits. In September 2000, both state and federal courts gave preliminary approval to the proposed settlement and AEFC mailed notices to all of the over two million class members. In May 2001, the courts entered orders approving the settlement. The orders became final in August 2001 and in October 2001 the settlement was implemented. The anticipated costs of settlement remain unchanged from prior years.

The settlement as approved provides for release by class members of all insurance and annuity market conduct claims dating back to 1985. Some class members opted out of the settlement and therefore did not release their claims against AEFC or the Company. Some of these class members who opted out were represented by counsel and presented separate claims to AEFC or the Company. Most of their claims have been settled.

At December 31, 2001, the Company had no commitments to purchase investments other than to fund mortgage loans (see Note 2).

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

8. DERIVATIVE FINANCIAL INSTRUMENTS
The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. The Company does not enter into derivative instruments for speculative purposes. As prescribed per SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as a cash flow hedge, fair value hedge, or a hedge of a net investment in a foreign operation, based upon the exposure being hedged.

The Company currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133. For the year ended December 31, 2001, the net effect on earnings of accounting for the net changes in fair value of the following undesignated derivatives under SFAS No. 133 compared with prior rules was not significant.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are primarily used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The fair value of the interest rate caps and floors are included in Other assets. The fair value of the interest rate swaps is included in Other liabilities. Changes in value of the derivatives are included in Other operating expenses. The derivatives expire at various dates between 2002 and 2006.

9. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair value of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                                  2001                         2000
                                                                       Carrying         Fair         Carrying        Fair
Financial Assets                                                         value          value          value         value
Fixed maturities:
   Held-to-maturity securities                                        $       --    $       --     $  934,091    $  927,031
   Available-for-sale securities                                       3,302,753     3,302,753      2,068,487     2,068,487
Common stocks                                                                344           344            880           880
Mortgage loans on real estate                                            654,209       684,566        724,009       740,992
Derivative financial assets                                                7,354         7,354          8,526        13,599
Cash and cash equivalents                                                260,214       260,214         34,852        34,852
Separate account assets                                                  708,240       708,240        589,310       589,310
                                                                         -------       -------        -------       -------
Financial Liabilities
Future policy benefits for fixed annuities                            $3,745,846    $3,668,111     $3,567,085    $3,480,270
Derivative financial liabilities                                          28,868        28,868             --        51,369
Separate account liabilities                                             708,240       685,607        589,310       567,989
                                                                         -------       -------        -------       -------

At December 31, 2001 and 2000, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $19,833 and $17,699, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2001 and 2000. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2001 and 2000.

At December 31, 2001 and 2000, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $281 and $nil, respectively.

American Enterprise Life Insurance Company
829 AXP Financial Center
Minneapolis, MN 55474
(800) 333-3437

40001 G (5/02)